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                     CLASS A, CLASS B AND CLASS C SHARES OF

                           AIM GLOBAL RESOURCES FUND

                        Supplement dated January 5, 2001
                   to the Prospectus dated February 28, 2000
                         as supplemented June 21, 2000

This supplement supersedes and replaces in its entirety the supplement dated June 21, 2000.

Effective December 29, 2000, the following replaces in its entirety the information appearing under the heading "FUND MANAGEMENT -- PORTFOLIO MANAGERS" on page 5 of the prospectus:

         "The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the portfolio are

         o Roger Mortimer, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1995.

         o Ronald S. Sloan, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1998. From 1993 to 1998, he was President of Verissimo Research & Management, Inc."